UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2005
                                        -

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
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         (State or other jurisdiction of incorporation or organization)

  0-5680                                         56-0506342
 ------------                                 ----------------
(Commission File No.)                    I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
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               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant's Certifying Accountant

(a) On October 27, 2005 BDO Seidman, LLP (Seidman), the independent registered public accounting firm then engaged as the accountant to audit the Company's financial statements, verbally stated to management of the Company that
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it  would  cease  to  serve  as  the  Company's  independent  accountant  at the conclusion of its accounting services for the third quarter of the current fiscal year of the Company because this company engagement was not profitable for Seidman.

On November 9, 2005, Seidman completed its accounting services for the third quarter of the company's fiscal year.

Seidman's report on the financial statements of the Company for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years, and in the subsequent interim period, there have not been any disagreements with Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the audit of the financial statements of the Company for the fiscal year ending January 1, 2005, Seidman advised the Company that, as explained below, internal controls necessary for the Company to develop reliable financial statements did not exist at that point in time. The particular disclosure controls and procedures which were not effective arose out of an error in the company's calculation of its deferred income taxes for the fiscal year ended January 3, 2004 and for the first three quarters of the fiscal year ended January 1, 2005. After advice from Seidman, the Company deemed this error to be a material weakness, as such term is defined in PCAOB Auditing Standard No. 2. The error arose when the Company calculated the valuation allowance (mark-down) for the fiscal year ended January 3, 2004 based upon the gross value of deferred tax assets which was $920,000.00. The Company, after advice from Seidman, concluded that this calculation should be restated to calculate the valuation allowance based on the difference between deferred tax assets and deferred tax liabilities. Deferred tax liabilities exceeded deferred tax assets by $60,000.00 during the fiscal year ended January 3, 2004. The effect of the change was to reduce the Company's total assets as of January 3, 2004 by $60,000.00, decrease total liabilities by $980,000.00, increase total shareholders' equity by $920,000.00, and decrease by $920,000.00 the Company's net loss for the fiscal year ended January 3, 2004. As a result of such advice from Seidman, the Company addressed the material weakness subsequent to the date of its discovery on March 29, 2005. The Company incorporates herein by reference disclosures contained in
Part 2, Item 9, on the annual report to the Securities and Exchange Commission by the Company on Form 10-K for the fiscal year ended January 1, 2005. This matter was disclosed in note 2 of the company's financial statements and in Item 8 and Item 9A of the Company's Form 10-K for the fiscal year ended January 1, 2005.

The audit committee of the Board of Directors of the Company was aware of the advice from Seidman with respect to this error. The Company has authorized Seidman to respond fully to inquiries of the Company's successor accountant concerning the subject matter described above.

Other than as stated above, during the Company's two most recent fiscal years and the subsequent interim periods, Seidman did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist; did not advise the Company that any information had come to the attention of Seidman that led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management; has not advised the Company of the need to expand significantly the scope of its audit, or that information has come to its attention during the time period stated above that, if further investigated, might (a) materially impact the fairness or liability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and there was no connection between the pending resignation of Seidman and the scope of the audit or further investigation of Seidman; and has not advised the Company that any information has come to its attention that it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, except as stated above, or (b) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, less resolved to the satisfaction of Seidman, would prevent it from rendering an unqualified audit report on those financial statements). There is no issue to be resolved to the satisfaction of Seidman prior to its resignation.

The Company has engaged a new independent accountant which will be the registered public accounting firm of Scott McElveen L.L.P. of Columbia, SC, to audit the Company's financial statements. On October 31, 2005, the chairman of the company's Audit Committee signed an engagement letter with Scott McElveen L.L.P. On November 8, 2005, the audit committee of the company formally approved the engagement of Scott McElveen L.L.P. The date of commencement of the engagement of Scott McElveen L.L.P. will be on or about December 1, 2005. The Company has not previously consulted Scott McElveen L.L.P.

The Company has provided to Seidman a copy of the disclosures contained herein. The Company has requested that the former accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein, and, if not, stating the respects in which it does not agree. As of the filing of this report said letter has not been received.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 14, 2005                    BURKE MILLS, INC.


                                            By:/s/Thomas I. Nail
                                            ---------------------
                                            Thomas I. Nail
                                            President and COO